CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   11/08/04

$471,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Informati on on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,224
Total Outstanding Loan Balance	$1,015,469,832*	Min	Max
Average Loan Current Balance	$163,154	$4,616	$748,730
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.27%
Fixed Weighted Average Coupon	7.76%
Weighted Average Margin	6.43%	2.25%	10.50%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.1%
% Second Liens	1.9%
% Arms	83.2%
% Fixed	16.8%
% of Loans with Mortgage Insurance	0.8%

*

Total collateral will be approximately $1,000,000,050

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
1. - 25,000.	246	0.3	3,152,709	11.54	172	624	95.4	83.7	86.3	98.0	18.7
25,001. - 50,000.	344	1.3	13,655,259	9.35	318	638	82.3	55.3	82.8	37.5	34.4
50,001. - 75,000.	610	3.8	38,468,620	8.32	348	625	82.1	63.6	83.9	12.0	39.0
75,001. - 400,000.	4,791	83.4	846,401,603	7.31	357	627	80.4	50.8	92.9	0.8	44.4
400,001. - 500,000.	173	7.7	78,451,474	6.98	358	650	80.4	47.8	90.0	0.0	35.3
500,001. - 600,000.	40	2.2	22,279,078	7.03	358	647	82.6	63.2	92.7	0.0	47.8
600,001. - 700,000.	17	1.1	10,841,987	6.87	358	637	78.5	65.0	100.0	0.0	35.3
700,001. - 800,000.	3	0.2	2,219,102	7.26	358	646	78.6	67.1	100.0	0.0	66.7
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Unavailable	3	0.0	188,552	9.91	357	0	80.0	100.0	100.0	0.0	80.1
476 - 500	10	0.2	1,795,422	7.78	352	497	74.6	63.7	98.1	0.0	79.0
501 - 525	238	3.7	37,240,478	8.40	356	513	73.4	71.9	97.0	0.0	83.4
526 - 550	364	5.7	57,862,355	8.09	356	539	75.7	68.7	95.8	0.1	77.4
551 - 575	554	7.4	74,968,352	7.85	354	563	78.2	71.6	95.5	1.3	70.7
576 - 600	789	12.2	123,425,772	7.44	356	589	80.1	65.0	96.5	1.2	56.4
601 >=	4,266	70.9	719,988,900	7.17	355	657	81.7	44.9	90.6	2.3	33.3
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 80.00	3,959	68.2	692,892,938	7.17	357	631	76.0	45.0	94.0	0.0	39.3
80.01 - 85.00	555	9.4	95,787,602	7.51	356	602	84.5	56.8	90.4	0.1	67.6
85.01 - 90.00	738	12.9	130,636,184	7.46	356	629	89.7	68.2	83.5	0.2	52.8
90.01 - 95.00	480	5.1	51,477,271	7.91	348	642	94.7	78.4	87.9	5.2	42.3
95.01 - 100.00	492	4.4	44,675,838	8.88	341	650	99.9	64.3	99.0	36.0	26.0
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Primary	5,645	92.2	936,521,692	7.32	355	627	80.5	51.7	100.0	2.0	43.6
Second Home	54	1.1	10,932,249	7.48	356	647	77.4	46.9	0.0	0.3	34.8
Investor	525	6.7	68,015,890	7.76	356	663	81.5	52.6	0.0	0.6	39.8
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Full	3,521	51.7	524,742,320	7.25	355	615	81.6	100.0	92.2	1.8	50.1
Reduced	1,378	23.3	236,732,442	7.44	355	659	81.2	0.0	90.8	3.9	10.1
No Income/ No Asset	62	1.1	10,908,893	7.26	353	651	74.1	0.0	94.4	0.7	68.6
Stated Income / Stated Assets	1,263	23.9	243,086,177	7.51	356	632	78.1	0.0	93.5	0.3	59.7
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 10.00000	5,729	98.0	995,446,823	7.28	356	630	80.4	51.7	92.2	0.6	43.6
10.00001 - 10.50000	75	0.4	4,551,347	10.30	345	626	91.3	39.5	91.2	56.1	19.1
10.50001 - 11.00000	118	0.7	7,280,047	10.84	329	600	85.2	51.4	95.6	54.0	44.1
11.00001 - 11.50000	71	0.3	2,687,730	11.27	272	624	92.7	41.5	94.7	82.5	23.2
11.50001 - 12.00000	142	0.4	3,856,626	11.85	258	609	92.5	57.1	95.4	83.6	21.2
12.00001 - 12.50000	68	0.1	1,138,981	12.25	213	617	96.7	71.1	87.4	100.0	19.9
12.50001 - 13.00000	19	0.0	492,598	12.86	250	622	99.0	17.7	95.8	100.0	25.9
13.00001 - 13.50000	2	0.0	15,680	13.38	115	564	92.7	100.0	100.0	100.0	0.0
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Purchase	3,367	52.6	533,830,906	7.33	356	651	82.6	43.6	91.5	3.1	0.0
Refinance - Rate Term	290	4.1	41,947,564	7.47	351	607	79.5	68.8	93.4	0.1	0.0
Refinance - Cashout	2,567	43.3	439,691,362	7.37	355	605	78.2	59.9	92.9	0.6	100.0
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 40.00	2,576	38.8	393,834,729	7.40	355	631	79.6	49.1	91.3	1.5	47.1
40.01 - 45.00	1,662	28.3	287,591,746	7.34	356	637	80.7	38.5	93.4	1.9	35.7
45.01 - 50.00	1,592	25.8	262,089,528	7.32	355	625	82.2	63.6	92.2	2.9	42.6
50.01 - 55.00	380	6.8	69,324,339	7.26	355	610	79.0	76.2	92.8	0.6	54.8
55.01 - 60.00	3	0.0	435,605	8.09	352	618	80.0	52.8	100.0	0.0	79.3
60.01 >=	11	0.2	2,193,884	7.27	358	649	79.2	40.9	90.2	0.0	67.5
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0	1,113	17.5	177,845,721	7.62	355	635	80.3	41.9	89.3	2.6	42.6
6	13	0.2	1,927,031	7.71	357	637	81.1	37.8	40.3	0.0	5.8
12	463	8.2	83,343,481	7.40	354	633	80.0	47.5	88.8	3.5	44.0
18	1	0.0	297,174	9.00	358	506	83.8	100.0	100.0	0.0	100.0
21	68	2.1	21,015,076	6.81	358	658	82.0	64.0	98.5	0.0	37.6
24	3,093	50.6	513,659,165	7.33	357	627	80.8	51.5	93.0	1.9	40.4
30	10	0.2	1,795,820	7.39	358	610	80.0	71.1	81.2	0.0	25.2
33	1	0.0	308,739	5.88	357	654	95.0	100.0	100.0	0.0	100.0
36	1,253	18.6	188,653,210	7.21	353	633	80.3	58.3	94.0	1.0	49.0
48	4	0.1	644,596	6.87	358	608	68.4	39.5	100.0	0.0	88.4
60	205	2.6	25,979,821	7.44	347	598	80.9	76.4	95.0	0.0	68.1
Total:	6,224	100.0	1,015,469,832	7.35	355	630	80.6	51.7	92.2	1.9	43.3

    *     Note, for second liens, CLTV is employed in this calculation.

IO Period	# of	% of
(Months)	Loans	Sched_Bal	Total Sched_Bal	% A2_28	% A3_27	% A5_25	FICO	OLTV
0	5,376	80.0	811,825,412	53.4	9.1	0.7	622.0	80.2
24	444	10.2	103,630,812	10.2	0.0	0.00	655.0	82.2
36	80	1.5	15,634,498	0.0	1.5	0.0	651.0	83.7
60	324	8.3	84,379,110	6.7	1.0	0.3	664.0	81.7
Total:	6,224	100.0	1,015,469,832	70.24	12	1	630.0	80.6

    *     Note, for second liens, CLTV is employed in this calculation.